UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2015

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

 On August 10, 2015, FS Investment Corporation (the “Company”) issued a press release (the “Press Release”) providing an overview of its operating results for the quarter ended June 30, 2015.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 10, 2015, in the Press Release, the Company announced that its board of directors has declared a regular cash distribution for the second quarter of $0.22275 per share, which will be paid on or about October 2, 2015 to stockholders of record as of the close of business on September 23, 2015. The Press Release is incorporated herein by reference.

The Company will make available under the “Presentations and Reports” page within the “Investor Relations” section of the Company’s website (www.fsinvestmentcorp.com) a presentation providing an overview of the Company’s operating results for the quarter ended June 30, 2015 in advance of its previously announced August 11, 2015 conference call.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated August 10, 2015.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: August 10, 2015	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated August 10, 2015.